                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                          Date of Report: March 6, 1997
                        (Date of earliest event reported)

                             Boykin Lodging Company
             (Exact Name of registrant as specified in its charter)


             Ohio                  001-11975                  34-1824586
             ----                 -----------                 ----------
(State or other jurisdiction      (Commission      (IRS Employer Identification
        of Incorporation)         File Number)         Identification Number)



Terminal Tower, Suite 1500, 50 Public Square, Cleveland, Ohio      44113-2258
-------------------------------------------------------------      ----------
         (Address of Principal Executive Offices)                  (Zip Code)


                                 (216) 241-6375
                                 --------------
              (registrant's telephone number, including area code)

THIS FORM 8-K HAS BEEN AMENDED TO INCLUDE THE FINANCIAL STATEMENTS OMITTED FROM THE INITIAL REPORT ON FORM 8-K FILED ON MARCH 21, 1997.


ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS
-------           ------------------------------------

Raleigh, North Carolina business purchase
-----------------------------------------


         On March 19, 1997, the Company acquired the Holiday Inn Crabtree in Raleigh, North Carolina. The acquisition price was $7.5 million and was funded with cash proceeds from the Company's initial public offering, which was completed in November 1996. The seller was Patrick Investment Corp. Neither the Company, nor any of its shareholders, directors or officers own any interests in the seller. The hotel, built in 1974, contains 176 guest rooms in a twelve story tower, has approximately 4,500 square feet of meeting space, a 120 seat restaurant, 25 seat lounge, a pool, and other full service hotel amenities. The Company expects to invest approximately $3 million in capital improvements to the hotel. The hotel is operated under a license agreement with Holiday Inns.

         The Company purchased all of the seller's interest in the hotel, improvements and furnishings. The Company entered into a ground lease with the seller for a term of 99 years on a "triple net" basis for an annual rental payment of $10. The ground lease gives the Company the option to purchase the land for a nominal sum at it's option.

         The Company has leased the hotel to Boykin Management Company Limited Liability Company (the Lessee), an entity in which the Company's chairman and chief executive officer, Robert W. Boykin, owns a 53.8% interest. The Lessee will continue the business of operating the hotel.

         In determining the price to be paid for the hotel, the Company considered the historical and expected cash flow from the hotel, the nature of the occupancy and average daily rate trends, current operating costs and taxes, the physical condition of the property, the potential to increase its cash flow and other factors including the sales prices of similar properties. No independent appraisal of the hotel was performed in connection with the acquisition.

ITEM 7      Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Boykin Lodging Company:

We have audited the accompanying balance sheet of the Holiday Inn Crabtree as of December 31, 1996 and the related statements of income, owner's equity and cash flows for the year ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Holiday Inn Crabtree as of December 31, 1996 and the results of its operations and its cash flows for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

Cleveland, Ohio,
  May 17, 1997.

                              HOLIDAY INN CRABTREE
                              --------------------

                                  BALANCE SHEET
                                  -------------

                                DECEMBER 31, 1996
                                -----------------

                                 ASSETS
                                 ------

INVESTMENT IN HOTEL PROPERTY, at cost:
   Land                                                                   $      867,055
   Buildings and improvements                                                  2,505,772
   Furniture and equipment                                                       751,935
                                                                          ----------------
                                                                               4,124,762

   Less- Accumulated depreciation                                             (1,023,493)
                                                                          ----------------
   Net investment in hotel property                                            3,101,269

CASH                                                                              36,939

ACCOUNTS RECEIVABLE, net of allowance for doubtful accounts
   of approximately $7,800                                                       206,634

PREPAIDS AND OTHER ASSETS                                                         41,481
                                                                          ----------------
                                                                           $   3,386,323
                                                                          ================

                     LIABILITIES AND OWNER'S EQUITY
                     ------------------------------

LONG-TERM DEBT                                                             $   3,451,936

CAPITAL LEASE OBLIGATIONS                                                        182,882

ACCOUNTS PAYABLE, trade                                                           77,330

ACCRUED EXPENSES AND OTHER LIABILITIES                                           261,529

AMOUNT DUE TO OWNER                                                              140,000

                                                                          ----------------
                                                                               4,113,677

OWNER'S EQUITY                                                                  (727,354)
                                                                          ----------------
                                                                           $   3,386,323
                                                                          ================

              The accompanying notes to financial statements are an
                      integral part of this balance sheet.

                              HOLIDAY INN CRABTREE
                              --------------------

                               STATEMENT OF INCOME
                               -------------------

                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      ------------------------------------

HOTEL OPERATIONS:
   Room revenue                                                             $3,369,756
   Food and beverage revenue                                                   704,401
   Other revenue                                                                82,142
                                                                          -------------

         Total revenues                                                      4,156,299

                                                                          -------------

EXPENSES:
   Departmental expenses-
     Rooms                                                                     941,406
     Food and beverage                                                         494,274
     Other                                                                      31,036
   General and administrative                                                  474,649
   Advertising and promotion                                                   119,317
   Utilities                                                                   160,526
   Management fees to related party                                            432,720
   Franchisor royalties and other charges                                      195,041
   Repairs and maintenance                                                     240,715
   Real estate and personal property taxes, insurance
     and rent                                                                   87,562
   Interest expense                                                            385,658
   Depreciation                                                                237,200
   Other                                                                         5,637
                                                                          -------------

         Total expenses                                                      3,805,741
                                                                          -------------

INCOME BEFORE PROVISION FOR INCOME TAXES                                       350,558

PROVISION FOR INCOME TAXES                                                     140,000
                                                                          -------------

NET INCOME                                                                 $   210,558
                                                                          =============




                 The accompanying notes to financial statements
                     are an integral part of this statement.

                              HOLIDAY INN CRABTREE
                              --------------------

                           STATEMENT OF OWNER'S EQUITY
                           ---------------------------

                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      ------------------------------------

BALANCE, DECEMBER 31, 1995                            $(937,912)

   Net income                                           210,558

                                                    -------------

BALANCE, DECEMBER 31, 1996                            $(727,354)
                                                    =============




            The accompanying notes to financial statements are an
                       integral part of this statement.

                              HOLIDAY INN CRABTREE
                              --------------------

                             STATEMENT OF CASH FLOWS
                             -----------------------

                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      ------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                                      $   210,558
   Adjustments to reconcile net income to net cash provided by operating activities-
       Depreciation expense                                                            237,200
       Changes in assets and liabilities-
         Accounts receivable                                                           (67,763)
         Prepaids and other assets                                                       4,134
         Accounts payable, amount due to owner, accrued expenses and
           other liabilities                                                               778
                                                                                  -------------

                  Net cash provided by operating activities                            384,907
                                                                                  -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Improvements and additions to hotel properties, net                                (112,703)
                                                                                  -------------

                  Net cash used for investing activities                              (112,703)
                                                                                  -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from long-term borrowings                                                  300,000
   Principal payments on long-term debt                                               (489,405)
   Principal payments on capital lease obligations                                     (55,561)
                                                                                  -------------

                  Net cash used for financing activities                              (244,966)
                                                                                  -------------

NET CHANGE IN CASH                                                                      27,238

CASH AT BEGINNING OF PERIOD                                                              9,701
                                                                                  -------------

CASH AT END OF PERIOD                                                                   36,939
                                                                                  =============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
  INFORMATION:
     Interest paid                                                                 $   427,000




            The accompanying notes to financial statements are an
                       integral part of this statement.

                              HOLIDAY INN CRABTREE
                              --------------------

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

                                DECEMBER 31, 1996
                                -----------------

1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION:
   --------------------------------------------------

Description of Business
-----------------------

The Holiday Inn Crabtree (the Hotel) is owned and operated by Patrick Investments Corporation (Patrick), a wholly-owned subsidiary of Toomey Enterprises, Inc. (a Virginia corporation). The Hotel is a 176-room full service Holiday Inn located in Raleigh, North Carolina.

Basis of Presentation
---------------------

The accompanying financial statements are prepared on the accrual basis of accounting and include the accounts of the Hotel using historical cost basis.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
   -------------------------------------------

Investment in Hotel Property
----------------------------

The hotel property is stated at cost. Depreciation is computed using primarily accelerated methods based upon the following estimated useful lives:

Buildings and improvements                           5-32 years
Furniture and equipment                               3-7 years

The management of the Hotel reviews the hotel property for impairment when events or changes in circumstances indicate the carrying amount of the hotel property may not be recoverable. When such conditions exist, management estimates the future cash flows from operations and disposition of the hotel property. If the estimated undiscounted future cash flows are less than the carrying amount of the asset, an adjustment to the related estimated fair market value would be recorded and an impairment loss would be recognized. No such impairment losses have been recognized.

Maintenance and repairs are charged to operations as incurred; major renewals and betterments are capitalized. Upon the sale or disposition of a fixed asset, the asset and related accumulated depreciation are removed from the accounts, and the gain or loss is included in the determination of net income.

Revenue Recognition
-------------------

Revenue is recognized as earned. Ongoing credit evaluations are performed and an allowance for potential credit losses is provided against the portion of accounts receivable which is estimated to be uncollectible. Such losses have been within management's expectations.

Income Taxes
------------

The taxable income or loss of the Hotel is included in the consolidated federal tax return of Toomey Enterprises, Inc. In the accompanying statement of income, the income tax provision is calculated using an effective tax rate of 40%, and results in an adjustment to the amount due to owner in the accompanying balance sheet. The Hotel has no material permanent or temporary differences.

Management's Use of Estimates in the
Preparation of Financial Statements
-----------------------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ACQUISITION BY BOYKIN LODGING COMPANY:
   --------------------------------------

On March 19, 1997, Boykin Lodging Company (BLC) acquired certain assets and assumed certain liabilities of the Hotel from Patrick in exchange for aggregate cash consideration of $7,500,000. In connection with the sale transaction, the long-term debt of the Hotel was retired.

4. LONG-TERM DEBT:
   ---------------

Promissory note due to United Carolina Bank, payable
   in monthly installments of principal and interest of
   $31,000; interest is at prime plus 1.5% with a ceiling of
   11%; matures July 2008; secured by certain real and
   personal property                                              $2,828,551

Promissory note due to United Carolina Bank, payable
   in monthly installments of principal and interest of
   $14,000; interest is at 9.25%; matures November 1998;
   collateralized by certain real and personal property              288,313

Note payable due to Beltsville Mortgage Corp; principal
   originally payable in full at maturity in February 1997;
   interest at 18% is payable monthly; collateralized by
   certain real and personal property                                335,072
                                                                -------------
                                                                  $3,451,936
                                                                =============

As indicated in Note 3, in connection with the sale of the Hotel to BLC, all of the above long-term debt was retired.

5. CAPITAL LEASE OBLIGATIONS:
   --------------------------

The Hotel leases certain equipment pursuant to long-term leases. As the leases contain bargain purchase options, the leases have been accounted for as capital leases. The lease terms range from 36 to 84 months, and require monthly payments ranging from $300 to $2,500. The leases expire at various dates through November 2000. The leases were capitalized based upon interest rates ranging from 10% to 18%. The lease obligations were retired by BLC in May 1997.

6. COMMITMENTS:
   ------------

Franchise Agreements
--------------------

The Hotel is operated as a Holiday Inn pursuant to the terms of a hotel franchise agreement expiring in 2003. The franchise agreement requires payments for franchisor royalties and marketing contributions that are computed at 6.5% of gross room revenue.

The franchise agreement contains provisions whereby the franchisor would be entitled to additional payments in the event the franchisee would terminate the franchise agreement prior to maturity.

7. RELATED PARTY TRANSACTIONS:
   ---------------------------

The shareholders of Toomey Enterprises, Inc., the parent of Patrick, received approximately $433,000 in 1996 as consideration for consulting and management services provided to the Hotel.

8. FAIR VALUE OF FINANCIAL INSTRUMENTS:
   ------------------------------------

Statement of Financial Accounting Standards No. 107 requires disclosure about fair value for all financial instruments, whether or not recognized for financial statement purposes. Disclosure about fair value of financial instruments is based on pertinent information available to management as of December 31, 1996. Considerable judgment is necessary to interpret market data and develop estimated fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts which could be realized on disposition of the financial instruments. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Long-Term Debt and Capital Lease Obligations
--------------------------------------------

Management estimates that the fair values of the long-term debt and capital lease obligations approximate carrying values based upon the Hotel's effective borrowing rate for issuance of debt with similar terms and remaining maturities.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused Amendment No. 1 to this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  BOYKIN LODGING COMPANY

Date: June 2,1997                 By: /s/ RAYMOND P. HEITLAND

                                  Raymond P. Heitland, Chief Financial Officer